                              ENGAGEMENT AGREEMENT

   This agreement made and entered into the 24th day of October, 1997, by and between Alpha Tech Stock Transfer, hereinafter referred to as Agent and AMERICAN CUSTOM COMPONENTS whose address is 1515 S. Sunkist St. Suite E Anaheim, CA 92806 hereinafter referred to as the Company.

   WHEREFORE:

   1. Agent shall be and is hereby appointed Transfer Agent and Registrar for the securities of the Company.

   2. An authorized officer of the Company shall file the following with Agent before Agent commences to act as Transfer Agent: (Please note that space is provided within this document for much of this information)

           a. A copy of the Articles of Incorporation of the Company and all amendments thereto, and a copy of the Certificate of Incorporation as issued by the State of Incorporation.

           b. A copy of the by-laws of the Company incorporating all amendments thereto.

           c. Specimens of all forms of outstanding certificates for securities of' the Company, in the forms approved by the Board of Directors.

           d. A list of all outstanding securities, together with a statement that future transfers may be made without restriction on all securities, except as to securities subject to a restriction noted on the face of said securities and in the corporate stock records.

           c. A list of all shareholders deemed to be considered "insiders" or "control persons" as defined in the Securities Act of 1933 and 1934 and other acts of Congress and rules and regulations of the United States Securities and Exchange Commission when applicable.

           f The names and specimen signatures of all officers who are and have been authorized to sign certificates for securities on behalf of the Company and the names and addresses of any other Transfer Agents or Registrars of the securities of the Company.

           g. A copy of the resolution of the Board of Directors of the Company authorizing the execution of this Agreement and approving the terms and conditions herein.

           h. An official statement from the Company Secretary as to the authorized and outstanding securities of the Company. its address to which notices maybe sent, the names and specimen signatures of the Company's officers who are authorized to sign instructions or requests to the Transfer Agent on behalf of this Company, and the name and address of legal counsel to this Company.

           i. In the event of any future amendment or change in respect of any of the foregoing, prompt written notification of such change, together with copies of all relevant resolutions, instruments, proxies or other documents, specimen signatures, certificates, opinions or the like as the Transfer Agent may deem necessary or appropriate.

   3. Agent, as Transfer Agent, shall make original issues of securities upon the written request of the Company and upon being furnished with a copy of a resolution of the Board of Directors of the Company authorizing such issue certified by the Corporate Secretary.

   4. The Company hereby authorizes Agent to purchase from time to time, certificates as may be needed by it to perform regular transfer duties; not to exceed 5,000 without prior written approval of the Company, which such costs being paid in advance by the Company. Such certificates shall be signed manually or by facsimile signatures of officers of the Company authorized by law or by the by-laws of the Company to sign certificates and if required, shall bear the corporate seal of the Company or a facsimile thereof.

   5. Transfer of securities shall be made and effected by Agent and shall be registered and new certificates issued upon surrender of the old certificates, in form deemed by Agent properly endorsed for transfer, with all necessary endorser's signatures guaranteed in such a manner and form as Agent requires by a guarantor reasonably believed by Agent to be responsible accompanied by such assurances as Agent shall deem necessary or appropriate to evidence the genuineness and effectiveness of such necessary endorsement, and satisfactory evidence of compliance with all applicable laws relating to collection of taxes, if any. That all transfer of securities and issuance and certificates shall be at a fee chargeable by Alpha Tech, at its discretion. Such fee is to be paid by such person, persons, firms or corporations requesting such transfer.

   6. In registering transfers, Agent may rely upon the Uniform Commercial Code or any other statute which in the opinion of Counsel protects Agent and the Company in not requiring complete documentation in registering transfer without inquiry into adverse claims, in delaying registration for purposes of such inquiry, or in refining registration wherein its judgement and adverse claims require such refusal. The company agrees to hold Agent harmless from any liability resulting from instructions issued by the Company.

   7. When mail is used for delivery of certificates, Agent shall forward certificates in "non-negotiable" form by first class, registered or certified mail.

   8. Agent, as Transfer Agent, may issue new certificates in place of certificates represented to have been lost, destroyed, or stolen, upon receiving indemnity satisfactory to Agent, and may issue new certificates in exchange for, and upon surrender of mutilated certificates.

   9. In case of any request of demand for the inspection of the records of the Company held by Agent, Agent shall endeavor to notify the Company and secure instructions as to permitting or refusing such inspection. However, Agent may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so

   10. In case any officer of the Company who shall have signed manually or whose facsimile signature shall have been affixed to blank certificates shall die, resign, or be removed prior to the issuance of such certificates, Agent may issue and register such certificates as the certificates of the Company notwithstanding such death, resignation, or removal; and the Company shall file promptly with Agent such approval, adoption, or ratification as may be required by law.

   11. Agent shall maintain customary records in connection with its agency, all of which shall be available for inspection by the Company at all reasonable times.

   12. Agent is authorized by the Company to use its own judgement in matters affecting its duties as Transfer Agent, and in its discretion may apply to and act upon instructions of its own counsel or of the counsel of the Company in respect to any questions arising in connection with such agency, all legal fees are to be at the expense of the Company and Agent is hereby relieved of any responsibility to the Company and is indemnified by the Company as to any responsibility to third persons, for action taken in accordance with advice of such counsel or its own judgement, remaining liable only for its own willful default or misconduct.

   13. Agent shall be indemnified by the Company for any acts of Agent based upon:

           a. Any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons; and

           b. Its recognition of certificates which it reasonable believes to bear the proper manual or facsimile signatures of the officers of the Company and the proper counter-signature of the Transfer Agent.

   14. Company shall notice Agent of any change of authority of any officer, employee or agent of the Company and any change in name, address, phone and fax number, CUSIP number, authorized shares, stock splits or any other material change in the Company. Agent shall not be held to have notice of any such changes until receipt of written notification thereof from the Company.

   15. So long as Agent has acted in good faith and with due diligence and without negligence, the Company shall assume full responsibility and shall indemnify Agent and save it harmless from and again losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising directly or indirectly out of agency relationship to the Company. Agent shall not be under any obligation to prosecute any action or suit in respect of such agency relationship which, in opinion of counsel, may involve it in expense or liability, unless the Company shall, so often as reasonably requested, furnish Agent with satisfactory indemnity against such expense or liability. Agent shall be without liability to the Company, and is hereby indemnified from any liability to third persons, from Alpha Tech's refusal to perform any act in connection with this agency, wherein reliance upon opinion of its counsel, Alpha Tech in good faith believes that such act may subject it or its officers or employees to criminal liability or injunctive sanctions under any law or any state or of the United States, an in particular, under the Securities Acts of 1933 and 1934.

   16. The Company may remove Agent as Transfer Agent at any time by giving a 30 day written notice in the form of a resolution from the Board of Directors calling for such removal (a copy of resolution shall be furnished to Agent) and upon the payment of any and all reasonable charges owing to Agent including all outstanding charges for services and a termination fee as described below. Agent may resign as Transfer Agent at any time giving written notice of such resignation to the Company at its last known address, and thereupon its duties as Transfer Agent shall cease. in the event the Agent resign's, the termination fee is waived, but said resignation in no way relieves the Company of its outstanding fees for services.

   17. Termination fee equals to Five Dollars ($5.00) per certificate outstanding at the time of termination. In the event that termination is less than 30 days notice, the termination fee is treble.

   18. This agreement may not be assigned by Agent without the express written consent of the Company.

   19. Agent may, at its sole discretion, pay a finders fee to any person, persons or entity for referring the company to Agent. Any finders fee agreement entered into by Agent, which is directly related to this agreement between Agent and the company, will be made available to the company for inspection upon written request.

   20. Agent may increase its rates and fees as it deems necessary and reasonable, without notification to client.

   21. The Company was charted under the laws of the State of Nevada by Certificate of Incorporation filed in the office of the __________________ on the ________ day of _________, 19___. The
           Company will supply a copy of its state charter.

   22. The total number of each class of securities which the Company is now authorized to issue and the number thereof now issued and outstanding is

           a.       Class:    Common Stock

           b.       Par Value: __________________________

           c.       Authorized:__________________________

           d.       Issued and Outstanding: 10,000,000

   23. The duly elected and qualified officers and directors of this Corporation, all owners of more than 5% of the Company's outstanding stock ("principal shareholders") and all affiliates, as defined in SEC Rule 144(a)(1).

Title    CEO                               Title  President

Name, Address and Phone:                   Name, Address and Phone:
          Inge Lundeguaard                         Tony Walk
          177 Promonotory West                     177 Promonotory West
          N.B., CA                                 N.B., CA

Signature (Required only for officers      Signature (Required only for officers
          and directors)                             and directors)


          /s/ Inge Lundeguaard                     /s/ Tony Walk
          ---------------------------             ------------------------------
--------------------------------------------------------------------------------
Title   Vice President, Director           Title   ________________________

Name, Address and Phone:                   Name, Address and Phone:
          Mike Orton (Michael Robert Orton)        ________________________
          1779 Verdite Street                      ________________________
          Livermore, CA  94550                     ________________________

Signature (Required only for officers      Signature (Required only for officers
          and directors)                             and directors)


          /s/ Mike Orton
          ---------------------------              -----------------------------
--------------------------------------------------------------------------------

Title   Executive VP New Development       Title   ________________________
         President

Name, Address and Phone:                   Name, Address and Phone:
          John Groom                               ___________________________
          110 1/2 S. Navarra Drive                 ___________________________
          Scotts Valley, CA  95066                 ___________________________

Signature (Required only for officers      Signature (Required only for officers
          and directors)                              and directors)

          /s/ John Groom
          --------------------------               -----------------------------

   23. The duly elected and qualified officers and directors of this Corporation, all owners of more than 5% of the Company's outstanding stock ("principal shareholders") and all affiliates, as defined in SEC Rule 144(a)(1).


Title   Account Manager                    Title   ________________________

Name, Address and Phone:                   Name, Address and Phone:
          Frank Liger                               __________________________
          651 Springbrock No.                       __________________________
          Irvine, CA  92714                         __________________________

Signature (Required only for officers      Signature (Required only for officers
          and directors)                             and directors)

          /s/ Frank Liger
          ---------------------------          ---------------------------------
--------------------------------------------------------------------------------

Title   Account Manager                    Title   ________________________

Name, Address and Phone:                   Name, Address and Phone:
        __________________________                 ________________________
        __________________________                 ________________________
        __________________________                 ________________________

Signature (Required only for officers      Signature (Required only for officers
          and directors)                             and directors)


       ---------------------------                 -----------------------------
--------------------------------------------------------------------------------

Title   Account Manager                    Title   ________________________

Name, Address and Phone:                   Name, Address and Phone:
        __________________________                 ________________________
        __________________________                 ________________________
        __________________________                 ________________________

Signature (Required only for officers      Signature (Required only for officers
          and directors)                             and directors)


       ---------------------------                 -----------------------------
--------------------------------------------------------------------------------

24. The CUSIP number and trading Symbol for the Company is:

          CUSIP 025312109           Symbol  ACCM

25. The Date and Ratio of all past forward and reverse splits are:

          Date ____/____/____       Ratio ____ for _____  Split (F)___ (R)___

          Date ____/____/____       Ratio ____ for _____  Split (F)___ (R)___

          Date ____/____/____       Ratio ____ for _____  Split (F)___ (R)___

          Date ____/____/____       Ratio ____ for _____  Split (F)___ (R)___

   26. That the name, address, phone number and fax number of Counsel to the Company is:

          Richard Cutler, ESQ.
          610 Newport Center Drive  Suite 800  Newport Beach, CA  92660

   27. The mailing address of the Company to which all written communications are to be sent is:

          1515 S. Sunkist St. Suite E  Anaheim, CA  92806

   28.     The phone number(s) and fax number(s) of the Company are:

          Telephone: (714) 978-0484
          Fax:           (714) 978-0488

   29. That the names and addresses of all past and present Transfer Agents (other than Agent) are:

          None

Agreed and entered into the day and year first written above.

Company:  AMERICAN CUSTOM COMPONENTS      Alpha Tech Stock Transfer

By:  MARTIN T. WALK                       By: __________________________
      President                     James W. Farrell, Transfer Agent and Trustee

                                    EXHIBIT A

                           AMERICAN CUSTOM COMPONENTS
                          -----------------------------
                                    (Company)

                             INCUMBENCY CERTIFICATE

I, Inge Lundegaard, Secretary of American Custom Components (the "Company"), a (State) Corporation, do hereby certify that the persons named below are the duly elected, qualified and acting incumbents of the Company's offices and Board of Directors as set opposite their names:

NAME                                                 POSITION

        INGE LUNDEGAARD                            Board Chairman
        MARTIN T. WALK                             President, Director
        INGE LUNDEGAARD                            Secretary
        INGE LUNDEGAARD                            Treasurer
        MIKE ORTON                                 Vice President, Director
        JOHN GROOM                                 Director
        JOHN FRENCH                                Director
                                                   Director
                                                   Director
                                                   Director
                                                   Director
                                                   Director
                                                   Director


Executed in (city, state) Anaheim, CA on this 24th day of October, 1997.

AMERICAN CUSTOM COMPONENTS
-------------------------------
Company

By: /s/ Inge Lundegaard
   -----------------------------
   Inge Lundegaard
   Secretary

                                    EXHIBIT B
                               SIGNATURE FORM FOR
                                COMPANY PRESIDENT


Date  October 24, 1997

Company  AMERICAN CUSTOM COMPONENTS

Name of Signatory  MARTIN T. WALK
                      (Please Print name exactly as person signs)

A specimen of your signature is required to reproduce in facsimile form for the stock certificates. Please affix your signature, USING BLACK INK, in the three windows below.

               [graphic of signatures here}        [ 1 ]

               [graphic of signatures here}        [ 3 ]

               [graphic of signatures here}        [ 2 ]


NOTE: Please show your order of preference by numbering 1, 2, and 3 in the boxes on the right of your signature.

                                    EXHIBIT C
                               SIGNATURE FORM FOR
                                COMPANY SECRETARY



Date  October 24, 1997

Company  AMERICAN CUSTOM COMPONENTS

Name of Signatory  INGE LUNDEGAARD
                      (Please Print name exactly as person signs)

A specimen of your signature is required to reproduce in facsimile form for the stock certificates. Please affix your signature, USING BLACK INK, in the three windows below.

               [graphic of signatures here}        [ 3 ]

               [graphic of signatures here}        [ 1 ]

               [graphic of signatures here}        [ 2 ]


NOTE: Please show your order of preference by numbering 1, 2, and 3 in the boxes on the right of your signature.